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                                                                    EXHIBIT 25.1

                                CONFORMED COPY


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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

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                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)

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                           GOTHIC ENERGY CORPORATION
              (Exact name of obligor as specified in its charter)

Oklahoma                                                22-2663839
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


                         GOTHIC ENERGY OF TEXAS, INC.
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-1459191
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


                            GOTHIC GAS CORPORATION
              (Exact name of obligor as specified in its charter)

Oklahoma                                                73-1511951
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

5727 South Lewis Avenue
Suite 700
Tulsa, Oklahoma                                         74105
(Address of principal executive offices)                (Zip code)

                            ______________________

                    12 1/4% Series B Senior Notes due 2004
                      (Title of the indenture securities)

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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        Name                            Address

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     Superintendent of Banks of the     2 Rector Street, New York,
     State of New York                          N.Y.  10006, and Albany, N.Y.
                                                12203

     Federal Reserve Bank of New York   33 Liberty Plaza, New York,
                                                N.Y.  10045

     Federal Deposit Insurance          Washington, D.C.  20429
     Corporation

     New York Clearing House            New York, New York   10005
     Association

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.


16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.
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                                CONFORMED COPY



                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of October, 1997.



                                         THE BANK OF NEW YORK



                                         By:     /s/THOMAS E. TABOR
                                             -----------------------------------
                                             Name:  THOMAS E. TABOR
                                             Title: ASSISTANT TREASURER